IBM Business Partner Agreement
Distributor Profile

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We welcome you as an IBM Business Partner-Distributor

The Profile covers the details of your approval to actively market Products and Services, as our Distributor.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

        (a) this Profile;

        (b) General Terms (Z125-5478-04 12/98);

        (c) the applicable Attachments referred to in this Profile; and

        (d) the Exhibit.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Profile includes your acceptance of the AECI.

After signing this Profile, please return a copy to the IBM address shown below.

Revised Profile (yes/no):        Yes           Date received by IBM: 9/10/99

Agreed to: (IBM Business Partner name)         Agreed to:
PINACOR, Inc                                   International Business Machines
                                               Corporation

By  /s/ Don Lyons                              By    /s/ L. John Garcia
    ------------------                               --------------------
Authorized Signature                                  Authorized Signature

Name (type or print): Don Lyons                Name (type or print):
Date: 9/9/99                                   Date: 9-10-99

IBM Business Partner address:                  IBM address:
   3001 South Priest, MS#46                      4111 NORTHSIDE PARKWAY
   TEMPE, AZ 85282                               ATLANTA, GA 30327


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                                        DETAILS OF OUR RELATIONSHIP

Contract Period Start Date (month/year): 01/99              Duration: 24 months

Relationship Approval/Acceptance of Additional Terms:

For each approved relationship, each of us agrees to the terms of the following by signing this Profile. Copies of the Attachments are included.


                                                         Applicable

Approved Relationship                                    (yes/no)              Attachment

Distributor Attachment                                          yes            Z125-5486-03 12/98
Remarketer Terms Attachment                                     yes            Z125-5497-02 12/98
Warranty Service Attachment                                     no             Z125-5499-02 12/98
Complementary Marketing Terms Attachment
for Distributors                                                yes            Z125-5775-00 03/98
Authorized Assembler Attachment                                 yes            Z125-5530-01 04/97
North American Marketing Attachment
for Distributors                                                yes            Z125-5892-01 06/99
Federal Remarketer Attachment                                   yes            Z125-5514-01 02/99
Attachment for Services Marketing for Remarketers               yes            Z125-5750-00 11/97
Attachment for Finance Services from IBM Credit Corp.           yes            Z125-5795-02 05/99
Attachment for ServiceSuite - Remarketer                        no             Z125-5767-01 02/99

Product and Services Approval:

The following Products and Services are listed in the Exhibit. The terms of an Exhibit apply to the Products and Services listed in it.

When we approve you for Products listed in the Exhibit, you are also approved to market their associated Programs and peripherals.

When we approve you for Products included in the IBM Business Partner Exhibit, you are also approved for their associated Products listed in the IBM Personal Computer Products Exhibit and those eligible Products listed in PARTNERLink.

For Products and Services we specify you acquire from us, we may specify in your Exhibit that you acquire the Products and Services from a supplier instead of from us. When you acquire the Products and Services from a supplier, the terms of the Agreement relating to your acquisition of Products and Services directly from us (for example, terms relating to the ordering of Products and Services) are not applicable. All other terms apply.


                                                                     Approved to Market to:

                                                   IBM Approved Remarketers        All Remarketers      End Users
System Types (1)                                          (yes/no)                    (yes/no)     (yes/no)
1) IBM Systern/390 (2) (5)                                no
     IBM R/390                                            no
     IBM P/390                                            no
2) IBM RS/6000 (6)                                        yes
3) IBM RS/6000 SP (6)                                     yes
4) IBM AS/400 (6)
    9401                                                  no
    9401/150                                              no
    9402                                                  no
    9406                                                  no

5) IBM 469X Point of Sale Products (6)                    no
    IBM 4614 SureOne (6)                                  no


                                   Page 2 of 5

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

                                                                  Approved to Market to:

                                       IBM Approved Remarketers    All Remarketers  End Users
System Types (1)                           (yes/no)                    (yes/no)     (yes/no)
IBM Personal Computer Products (3)
1 ) IBM PC Desktop                          yes
2) IBM PC Server                            yes
3) IBM Mobile                               yes
4) ASCII Terminals                          yes                         yes            yes
5) Cables & Associated Products             yes                         yes            yes
6) PC Features & Options                    yes                         yes            yes

Additional Products (1)

1)  IBM Network Integration Products        yes
2)  3745 Communications Controller          no
3)  3746 Expansion Unit/Controller          no
4)-Graphics                                 no
5)  Finance Products Category J1            no
6)  IBM Storage Products (6)                no

    Category S1 Products                    no
    Category S2 Products                    no
    Category S3 Products                    no
    Category S6 Products                    no
    Category S7 Products                    no
    Category S9 Products                    no

Software Only
1)  Tivoli Enterprise Software

    Category (SW1 131)                      no
    Category (SW1C1)                        no

2) F.A.S.T. Software                        no
3)  Enterprise File Systems                 no

IBM Global Services (4)
1) Product Support Services
    a) Hardware -Product Services           no
    b) Software Services                    no
    c) Systems Management Services          no
    d) Site & Connectivity Services         no
    e) Business & Technology Solutions      no
    f) Business Recovery Services           no
    g) Other Services                       no
2) IBM Professional Services
          a) IBM Consulting Services        no

Certified Products you are approved to market.

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(1) When  approved  for  other  than  IBM  Personal  Computer  Company  Products additional terms apply. These terms are included in the Distributor Schedule A transaction document.

(2) Eligible Products are identified in Schedule A.

(3) Please refer to the IBM Personal Computer Products Exhibit for details on direct acquisition criteria. (4) You may market this Service without the requirement to have marketed a Machine or Program,

(5) When we approve you to market these Products, you are also approved to market the associated Programs under complementary marketing terms only. These Programs are not available for marketing under remarketer terms.

(6) These Products are eligible for marketing under the terms of the North American Marketing Attachment Distributors.

Exclusions, if applicable:

Although included by reference in Product or Services approval, you are not approved to market these individual Products or Services.

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Minimum Annual Attainment:
Product/Service                     Volume/Revenue       Measurement
                                                         Period Dates

DISTRIBUTOR RELATIONSHIP            $30,000,000          01/01/99 to 12/31/99
DISTRIBUTOR RELATIONSHIP            $30,000,000          01/01/00 to 12/31/00
RS/6000                             $20,000,000          01/01/99 to 12/31/99
RS16000                             $20,000,000          01/01/00 to 12/31/00
NETWORKING                          $2,000,000           01/01/99 to 12/31/99
NETWORKING                          $2,000,000           01/01/00 to 12/31/00

Locations:

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Location (street address, city, state, ZIP code)
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2400 S. MICROAGE WAY
TEMPE, AZ  85282
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Your Commitment, if applicable:

This section identifies your Revenue Commitment and the Applicable Additional Discount Percentage. At your request we will review your revenue attainment against your Revenue Commitment at any time to determine if you qualify for a higher Applicable Additional Discount Percentage.

After each annual measurement period, IBM will review your revenue attainment. If your revenue attainment is less than the Revenue Commitment, your Applicable Additional Discount Percentage will be adjusted downward to the appropriate level. Additionally if your revenue attainment is greater than your Revenue Commitment, your Applicable Additional Discount Percentage will be adjusted upward as appropriate.

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                 IBM Network           Revenue       Applicable Additional
                 Integration         Commitment     Discount Percentage (1)
                  Products            (Annual)

                                        ENTRY              _________

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                  IBM 3746             Revenue            Applicable
               Communications        Commitment            Discount
                   Control            (Annual)            Percentage

                                         N/A              __________

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(1) The products eligible for the Applicable  Additional Discount Percentage are
    identified in the Business Partner Exhibit.

Assignment of Warranty Service Responsibility, if applicable:

You assign to us, or an IBM Premier Personal Computer Servicer, Warranty Service responsibility for the following Machines.

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Type/Model              Type/Model            Type/Model       Type/Model
----------------        ----------------      --------------   ---------------
----------------        ----------------      --------------   ---------------
----------------        ----------------      --------------   ---------------
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Unless you are  assigning  to us,  please  specify  the name of the IBM  Premier
Personal Computer Servicer.*

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